LISTEN.
THINK.
SOLVE.®

Allen-Bradley · Rockwell Software

Rockwell Automation

Copyright © 2008 Rockwell Automation, Inc. All rights reserved. 2008 Investor Conference Keith Nosbusch Chairman and CEO November 19, 2008 Exhibit 99

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Safe Harbor Statement
• This presentation contains statements (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “believe”, “estimate”, “project”,
“plan”, “expect”, “anticipate”, “will”, “intend” and other similar expressions, may identify forward-looking statements.
• Actual results may differ materially from those projected as a result of certain risks and uncertainties, many of which are beyond our control, including but not limited to:
– economic and political changes in global markets where we compete, such as currency exchange rates, inflation rates, interest rates, recession, policies of foreign governments and other external factors we cannot control, and U.S. and local laws affecting our activities abroad and compliance therewith;
– successful development of advanced technologies and demand for and market acceptance of new and existing products;
– general global and regional economic, business or industry conditions, including levels of capital spending in industrial markets;
– the availability, effectiveness and security of our information technology systems;
– competitive product and pricing pressures;
– disruption of our operations due to natural disasters, acts of war, strikes, terrorism, or other causes;
– intellectual property infringement claims by others and the ability to protect our intellectual property;
– our ability to successfully address claims by taxing authorities in the various jurisdictions where we do business;
– our ability to attract and retain qualified personnel;
– the uncertainties of litigation;
– disruption of our North American distribution channel;
– the availability and price of components and materials;
– successful execution of our cost productivity, restructuring and globalization initiatives;
– our ability to execute strategic actions, including acquisitions and integration of acquired businesses; and
– other risks and uncertainties, including but not limited to those detailed from time to time in our Securities and Exchange Commission filings.
• These forward-looking statements reflect our beliefs as of the date of filing this presentation.  We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Notice Regarding Financial Information
• This presentation contains non-GAAP financial information.
Reconciliations from GAAP to non-GAAP measures are contained in the appendix of this presentation.
• All information should be read in conjunction with the historical financial statements contained in Rockwell Automation’s Annual Report on Form
10-K, periodic reports on Form 10-Q and Form 8-K, and public announcements of financial information.
• Copies of these reports, as well as a financial information overview, are available on the Investor Relations section of Rockwell Automation’s website at www.rockwellautomation.com.

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Leading global provider of
industrial power, control
and information solutions
Rockwell Automation Today
• Annual Sales: $5.7B
– 50% outside the US
• Two Operating Segments
– Architecture & Software
– Control Products & Solutions
• Employees: ~21,000
• Serving customers in
80+ countries
• Trading Symbol: ROK

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Architecture & Software
Automation
Components
Safety
Sensing
Motion
Logix Family
Small Controllers
Production
Management
Asset
Management
Data Management
Performance &
Visualization
$2.4B 2008 Revenues . . . Leading Global Market Positions
Control & Information Platforms,
Software Applications

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Control Products & Solutions
Electronic
Overloads
Industrial Control Products
Smart Motor
Controllers
Variable Frequency Drives
Asset
Management
Remote
Support
Training Engineering
& Repair
Information Systems
Automation System Integration
Drive
Systems
Custom OEM
Panels
Motor Control
Centers
$3.3B 2008 Revenues . . . Global Reach & Application Expertise
Motor Control
Products
Solutions Services

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Full Year 2008 Results:  Summary
Q4 Full Year
Revenue Growth (Excluding Currency Translation) 6% 9%
Segment Operating Margin
(1)
18% 18%
Diluted EPS
(1)
$1.08 $4.11
Free Cash Flow $197.2M $458.3M
ROIC 24.0% 24.0%
Stock Repurchased 2.5M shares 6.7M shares
(1) Excluding the impact of special charges
2008
Another Strong Year in a Challenging Environment

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Revenue
Reinvestment
Intellectual Capital
Long-Term Growth and Performance Strategy
Balance of Growth and Productivity Key to RA Future
Sustained secular, organic growth
- Expanded served market
- Enhanced market access
- Acquisitions as catalysts
Generate 3-4% annual cost
productivity & maintain operating
leverage
Deploy human and financial
resources to highest-ROIC
opportunities

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Long Term Goal: Multiple of Global GDP
Long Term Goal: Double Digit EPS Growth Long Term Goal:  >20% ROIC
Long-Term Financial Goals
$3.6
$4.1
$4.6
$5.0
$5.7
2004 2005 2006 2007 2008
Consolidated Revenue ($B)
12%
19%
22%
24% 24%
2004 2005 2006 2007 2008
Return on Invested Capital
Track Record of Delivering Superior Results
(1) Excluding special items
$1.65
$2.39
$2.87
$3.70
$4.11
2004 2005 2006 2007 2008
Earnings Per Share from Continuing
Operations
(1)
26% CAGR
12% CAGR

World
Advanced Economies
Developing Economies
10
8
6
4
2
0
2005
2006
2007
2008E
2009F
2010F
2011F

World
Advanced Economies
Developing Economies
15
10
5
0
2005
2006
2007
2008E
2009F
2010F
2011F

World
Advanced Economies
Developing Economies
30
20
10
0
2005
2006
2007
2008E
2009F
2010F
2011F

World
Advanced Economies
Developing Economies
65
60
55
50
45
40
2005
2006
2007
2008

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Global Environment
Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Y/Y Change (%)
Y/Y Change (%)
Y/Y Change (%)
Index
Source: IMF World Economic Outlook (October 2008).
Note: Regional aggregates compiled by Rockwell Automation based on Global Insight data.
Source: Global Insight World Industry Service (October 2008).
>50 Expansion
<50 contraction
Note: Regional aggregates compiled by Rockwell Automation based on Global Insight data.
Source: Global Insight World Industry Service (October 2008).
Note: Regional aggregates compiled by Rockwell Automation.
Source: The Markit Group; JPMorgan Chase; Bloomberg; Global Insight.
FY09 will be a More Challenging Year
Real GDP
Real GDP
Industrial Production
Industrial Production
Nominal Cap Ex -
Nominal Cap Ex -
Mfg
Mfg
Global Manufacturing PMI
Global Manufacturing PMI

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Why RA is Well-Positioned
• Strong Global Market Positions
• Technology . . . Focused on Innovation
– Logix evolution
– Manufacturing convergence
• Diversified Revenue Base
– Expanded served markets/channels
– Stronger solutions/services capability
– Extended global footprint/presence in emerging markets
• Financial Strength and Flexibility
– Strong balance sheet
– Cash generation
Differentiated, Strong, Durable . . . Positioned to Gain Share Through the Cycle

$3B
Batch/Hybrid
$2B
Integrated Safety
Scalability
$1B
Integrated Motion
INSTALLED BASE
Control Logix

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

December 2004: Integrated Architecture
32
The Best is Yet to Come
2000
2008 2004
Product & Technology Proliferation:  Integrated Architecture

$8 B
Integrated Process Safety
Advanced Process Control
Network Infrastructure
Plant Information
Continuous Process
Batch Hybrid
Ethernet/IP
>$3.0 B
Integrated Machine
CompactLogix (Scaling
OEM Machine Builders
Integrated Motion
(Scaling Up)
Manufacturing Convergence

Integrated Process Safety
$8 B
Advanced Process Control
Network Infrastructure
Plant Information
Continuous Process
Batch Hybrid
Ethernet/IP
>$3.0 B
Integrated Machine Safety
CompactLogix (Scaling Down)
OEM Machine Builders
Integrated Motion
(Scaling Up)
Manufacturing Convergence

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Integrated Architecture: Logix Evolution
2003 2013 2008
Installed
Installed
Base
Base
With an Installed Base >$3B and Planned Developments . . . the best is still yet to come

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$700
2004 2005 2006 2007 2008
Process
• Taking share from traditional DCS players
• Building upon scalable Logix platform
(Multiple Control Discipline Core)
• Extending into process safety, advanced
process control, asset management and
condition monitoring
• Adding domain expertise - globally
• Sales growth of  27%; 57% with acquisitions
• Winning larger projects at new customers
• Integrating ICS Triplex and Pavilion
• Benefiting from strategic relationships (E+H,
OSI)
• $9B available market; 7.4% CAGR
• Heavy industry and consumer
opportunities
• Large market with attractive growth in all
regions
Source:???
Revenue
Revenue
2008 Highlights
2008 Highlights
Strategy
Strategy
Market Opportunity
Market Opportunity
40+% CAGR
Core Investments + Acquisitions Building Process Leadership and Depth

FactoryTalk®

INTEGRATED PRODUCTION & PERFORMANCE SUITE

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

• Deliver comprehensive suite (integrated,
modular and scalable)
• Leverage RA manufacturing knowledge and
installed base
• Deliver complete solutions for customers’
aging business systems
Industry applications for key verticals
Expand RA partner and delivery capability
• Evolve software business model
Generate long term revenue stream
• Winning at key new customers (e.g. Tata –
Nano)
• Continued build-out of Factory Talk portfolio
Next generation visualization – ViewPoint
Integrating Incuity and Pavilion offerings
• Leveraging 3
rd
parties for innovative solutions
Delmia – Virtual Design and Production
Microsoft – Visualization and Collaboration
OSISoft – Historian
• $4.3B available market; 12% CAGR
• Highly fragmented, many small players
• Replace internally developed systems
• Customers value seamless information flow from
the plant floor to enterprise and supply chain
Design &
Configuration
Production
Management
Data
Management
Quality &
Compliance
Asset
Management
Performance
& Visibility
Information:  FactoryTalk
Market Opportunity
Market Opportunity
Strategy
Strategy
2008 Highlights
2008 Highlights
Large, Growing, Highly Fragmented Market . . . Positioning for the Future

CNA
Faceplates
BEST OF BOTH WORLDS
CISCO
Rockwell Automation

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.
16
RA & Cisco Response
RA & Cisco Response
Market Trends
Market Trends
Network Convergence
Broad adoption of Ethernet throughout
the Production Environment
• Opportunities: Simplified, Open,
Plant-wide Infrastructure
High performance, cost effective, secure
Multi-mode: Control, Data, Video, Voice,
Mobility, ...
• Challenges: IT vs. Production Culture Clash
IT’s emphasis on security
and manageability
Production’s emphasis on availability
and performance
• Joint endorsement of EtherNet/IP
-
Standard-unmodified technology
-
Broad global adoption
• Rockwell Automation and Cisco
-
Reference Architecture
-
Co-branded managed switches
• Full portfolio of EtherNet/IP products
• Expanding network services capabilities

RA and Cisco: Unique, Game-
Changing Relationship

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$2,000
2004 2005 2006 2007 2008
Traditional Intelligent
Intelligent Motor Control
• Differentiated Intelligent Motor Control approach
-
Motor & process performance
-
Motor protection & reliability
-
Premier integration
• Lead offering / large installed base in heavy
industries
• Maintain / extend – top 3 global position
• Energy efficiency as a top business driver
• Need for improved power quality and reliability
• Increasing integration of power and control
• Increased buying influence by OEMs
• Infrastructure investments in emerging markets
• Next generation PowerFlex platform
• IEC-style IntelliCENTER MCCs
• Integrated machine safety features and
ArcShield protection
• Integrated Condition Monitoring
• Regionalize production base
(China, Poland, Brazil, Mexico, …)
Improve Customers’ Energy Efficiency and Asset Utilization
Market Trends
Market Trends
Strategy
Strategy
2008 Highlights
2008 Highlights
Revenue
Revenue
53% 53%
47% 47%
18% CAGR

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$2,000
2004 2005 2006 2007 2008
Solutions & Services
• Leverage solutions and services to achieve
greater customer intimacy
• Lead with consulting and assessments to build
recurring services revenues
• Build repeatable applications to ensure quality
and productivity
• Differentiate RA through global solution and
service excellence
• $16B available market; approximately 8% CAGR
• Customers outsourcing service and solution
delivery – skilled labor shortage
• Emerging markets have a greater need for
solutions and services capabilities
• Sales growth of 29%
• Greater than 40% organic growth in process
applications
• Expanded the percentage of services
revenue that is under contract
Solutions & Services Becoming a Larger Portion of Revenue Base
Market Opportunity
Market Opportunity
Revenue
Revenue
Strategy
Strategy
2008 Highlights
2008 Highlights
18% CAGR

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Repeatable Solutions for Industry
Specialty Chemical
• Formulation & Mixing
• Chemical Synthesis
Mining & Cement
• Material Handling
• Raw Mill & Kiln Control
• Waste Fuel Control
Consumer Packaged Goods
• Tracking & Tracing
• Production Management
• Clean In Place (CIP)
• Batch Mixing & Blending
• Brewhouse Automation
• Fluid Routing
• Energy & Combustion Control
Pulp & Paper
• Digesters & Boilers
• Tissue & Paper Machines
• Printing
Life Sciences
• Full MES & Compliance
• Formulation & Filling
• Solid Dosage Suite
Oil & Gas
• On Shore Production Facilities
• Safety/Critical Control Systems
• Pipelines & Off Shore Platforms
Metals
• Material Handling
• Melting & Forming
• Processing & Finishing
Automotive/Tire & Rubber
• MES Systems
• Body, Paint & Assembly
• Mixers & Tire Machines
Power & Infrastructure
• Flue Gas Scrubbing
• Solar & Wind Power Generation
• Alternative Energy
Repeatable Solutions:  Reusable Engineering, Tools & Processes to Reduce Cost and Time
Domain Expertise to Deliver Industry-Specific Applications

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Solutions Success Story
Demonstrates the Strength of Integrated Architecture Combined with Safety
Technology and Domain Expertise
A top three global Oil & Gas company
selects Rockwell Automation to upgrade
controls on turbo machinery driven
compressor station
• Customer sought to take advantage of improved control
technologies to run turbines more efficiently and reliably.
• Reliability, safety, sustainability and expertise were key factors in source selection.
• RA’s solution is built upon the Logix and Integrated Architecture platform, with domain expertise provided by ICS Triplex personnel.
Value to Rockwell: Initial order $1M, with $10M
total potential
P1
F2
T1 F1
P2
Td
Pd
Stg.2
ACC
Stg.1
T2
T6000 UNIT CONTROL
Suction Prot   Anti-Surge  Startup/Shutdown   Capacity Cont   Load Sharing   Lube/Seal Contr
S*3
Lube Oil
Seal Gas
3 - 8
Press.
Overr.

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Rockwell Automation earned largest-ever
order with a $37.1M contract from FedEx,
spanning products, solutions and
services
• Upgrade of existing package handling systems at the
Tennessee superhub with the latest RA control platforms
and information technology.
• RA will provide installation, project management, and risk analysis/mitigation to ensure smooth cutover to new
system.
• RA will deliver $4.5M of services, including  24/7 production support, network services and custom training.
Solutions Success Story
Demonstrates the Power of a Broad Portfolio of Products, Solutions and Services

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Expanding Services Portfolio
Lifecycle Parts Management
• Complete Life Cycle Parts Services
(e.g. Storeroom Management)
Maintenance Services
• Reliability & Maintenance Programs
(e.g. Condition Monitoring)
System Support & Optimization
• Process Optimization Services
(Discrete, Process, Drive Systems)
• Sustainability Services
• Network Design Services
• Safety Services
• Remote Monitoring & Diagnostics
Transactional Services Contract Services
Repair & Renewal Parts
• Remanufacturing
• Exchange Services
• Legacy Product Support
Training
• Instructor-led Training
• Self-paced Training
On-Site Support
• Troubleshooting, Repair
& Maintenance
Phone Support
• Real-time Technical Support
• Tiered Support Offerings
Assess & Consult
• Evaluation of plant
floor technical skills,
procedures,
equipment operation,
spare parts inventory
Collaborating with Customers to Solve Business Challenges

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Sustainable Production
• Environment
– Recovery and recycling
– Raw material reduction and process optimization
– Emissions monitoring and optimization
– Responsible product and package design
• Safety
– Worker and machine safety
– Community and process safety
– Product and supplier quality
• Energy
– Energy efficiency through process improvements and conservation
– Assist with energy recovery
– Renewable energy alternatives
Cleaner . . . Safer . . . More Energy Efficient

ANALYZE
MODEL
MEASURE
PREDICT
CONTROL
OPTIMIZE
CONTINUOUS PROFITABILITY ENHANCEMENT

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Pavilion Improves Manufacturing Processes
Enhance Profitability
• Increase Production
– Unlock capacity
– Maximize throughput
• Reduce Manufacturing Costs
– Use less energy per unit of output
– Use less raw materials in production
• Improve Product Quality
– Minimize variability
– Reduce deviation from specifications
• Reduce Environmental Risk
– Achieve active emissions compliance
– Support emissions trading
Catalytic Acquisition Expands Process Capabilities

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Sustainability Success Story
Coca-Cola retains Rockwell Automation for
Project esKO Energy Monitoring System
• Objective is to reduce energy consumption and CO
2
emissions.
• Project focuses on establishing a baseline energy monitoring solution pilot to determine/quantify energy reduction opportunities within the Coca-Cola system.
Value to Rockwell:  $1.3M including power monitors,
Logix controllers, RSEnergyMetrix, turnkey services and
Endress+Hauser instrumentation.
Supports Coca-Cola’s Commitment to Growing its Business
Without Growing its Carbon Footprint

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$500
2004 2005 2006 2007 2008
• Leverage Logix platform to deliver integrated
machine and process safety solutions
• Leverage ICS Triplex safety solutions to
expand RA opportunities in process
• Expand product portfolio and organizational
competency
• # 1 global market share position
• Enhanced GuardLogix portfolio
• Cedes Safety and Automation acquisition
expands light curtain offering
• ICS Triplex launches AADvance, platform
wins InTech Innovation Award 2008
• $3.2B available market; approx. 12% CAGR
• Machinery: $1.8B market
• Process:    $1.4B market
• Customer emphasis on social responsibility
and sustainability
• Globalization of safety standards
Safety
Market Opportunity
Market Opportunity
Revenue
Revenue
Strategy
Strategy
2008 Highlights
2008 Highlights
51% CAGR
Well-Positioned to Extend Safety Market Leadership

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

7%
23%
13%
7%
50%
U.S. Canada LA AP EMEA
Globalization – Responding to Market Shifts
Original
Original
Goal:
Goal:
50%
50%
of
of
Revenue
Revenue
Outside
Outside
of
of
U.S.
U.S.
by
by
2009
2009
–
–
Achieved
Achieved
in
in
2008
2008
Shanghai, China (3rd Factory)
• Manufacturing, Application Engineering and Research Center
Singapore – Asian Business Center
• Manufacturing and Business HQ
Katowice, Poland
• Manufacturing, Application Engineering, Shared Services Center and
Software Development
Monterrey,  Mexico
• Manufacturing and Application Engineering
2004 Incl. Power Systems
4%
61%
8%
9%
18%
2008
New Goal: 60% of Revenue Outside of U.S. by 2013

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$450
2004 2005 2006 2007 2008
Globalization – Latin America
• Q1 forecast solid; beyond Q1 less certain
– Expect growth but lower than 2008
• Execute on strategic initiatives
• Realize revenue synergies from ICS Triplex and
Pavilion
• $414M in sales, 14% growth ex-currency
• Increased backlog 30%
• Broadened customer base and expanded
sales coverage in region
• Extended manufacturing footprint
• Growth rates moderating but above global
averages
• Resource-based industries strong; emerging
consumer market
• Political and economic stability across vast
majority of region
• Higher rates of inflation becoming a concern
Drive to Market Share Similar to U.S.
Market Overview
Market Overview
2008 Results
2008 Results
Revenue
Revenue
2009 Outlook
2009 Outlook
26% CAGR

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$800
2004 2005 2006 2007 2008
China,India,SE Asia Other Asia
Globalization – Asia Pacific
• Economies will continue to expand, but at a
slower pace in 2009
• Opportunity rich region across multiple
industries
• Focus on optimizing core business and
realize portfolio expansion opportunities
– Specific execution plans for key verticals
• $717M in sales; 16% growth ex-currency
• Improved infrastructure and business presence
– Business leadership
– Domain expertise
– Local design and manufacturing
– Channel / partner network
• Continued to invest / position business for
long-term success
• China and India continue to lead growth
• Significant FDI continues to flow into the
region
Localizing Core Business Functions
Market Overview
Market Overview
Revenue
Revenue
2008 Results
2008 Results
2009 Outlook
2009 Outlook
15% CAGR

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

$250
2004 2005 2006 2007 2008
Globalization – China
• Strong backlog going into 2009
• Increased Logix penetration and adoption
• Taking market share in process industries and
with OEMs
• Continued investment in infrastructure and
market access
• Benefit from Hengsheng acquisition and Hebei
strategic partnership
• ~$7B available market; 15% CAGR
• Second largest market for Logix
• Continued investment in infrastructure and
power centric industries
• Emerging growth in consumer industries
• Strong demand for energy efficient
solutions
• >$200M in sales; 37% growth
– Logix grew ~45%
• 30+% growth in systems/solutions led by
automotive, tire and oil & gas industries
• Expanded manufacturing presence
• Continued to invest/position business for
long term success
Poised to Gain Market Share
Market Overview
Market Overview
2008 Results
2008 Results
2009 Outlook
2009 Outlook
Revenue
Revenue
24% CAGR

newest

ics triplex	ProsCon PROCESS & CONTROL SOLUTIONS	PAVILION TECHNOLOGIES A Rockwell Automation Company	CEDES	incuity	恒生科技 ENGSHENG

ics triplex					
ProsCon					
PAVILION TECHNOLOGIES					
CEDES					
incuity					
恒生科技 ENGSHENG

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Acquisitions as a Catalyst
• Largest
independent …
top 3 market
position
• Highly scalable
technology …
complementary
to RA’s Logix
platform
• Leading position
in Ireland and
Western Europe
• Unique modular
construction
approach
• Solvent recovery
systems
• Outstanding IP
portfolio
• Improves mfg.
profitability and
reduces risk
• Value-First
customer
engagement
methodology
Process Safety
Solutions
Life Science
Application /
Delivery Expertise
Advanced Process
Control &
Optimization
Safety Light
Curtains
• High quality
portfolio of
machinery safety
optoelectronics
products
• Opportunity to
increase market
share at OEMs
Enterprise
Manufacturing
Intelligence (EMI)
• Fills EMI gap in
our plant wide
information
strategy
• Innovative data
model applicable
to MES and IA
evolution
Chinese Heavy
Industry Integrator
• Electrical power
and heavy
process
experience
• Serves fast
growing Mid /
West China
X X X X
X X X
Rockwell Automation Growth Initiatives
Rockwell Automation Growth Initiatives
X X X
X
X
X
Sustainability Globalization Safety Information Process
X X X
X X
TM

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Why Rockwell?
• Long-term sustainable growth
– Automation markets have grown in excess of GDP growth
– Expanding addressable market…Process, Safety, Information and Services
– Emerging markets today…and as they transition to consumer economies
• Diversification
– Expanding product, solutions and services portfolio
– End markets and applications
– Geographic
• Competitive differentiation
– Technology leader…focused on innovation
– Domain expertise
• Financial strength
– Strong balance sheet and cash flow generation
– Best in class ROIC; an intellectual capital business
– Strong operating margins over the cycle
A Superior Long-Term Investment

Copyright © 2008 Rockwell Automation, Inc. All rights reserved. Investor Conference Ted Crandall, SVP and CFO November 19, 2008

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Full Year 2008 Results:  Summary
Q4 Full Year
Revenue Growth (Excluding Currency Translation) 6% 9%
Segment Operating Margin
(1)
18% 18%
Diluted EPS
(1)
$1.08 $4.11
Free Cash Flow $197.2M $458.3M
ROIC 24.0% 24.0%
Stock Repurchased 2.5M shares 6.7M shares
(1) Excluding the impact of special charges
2008
Another Strong Year in a Challenging Environment

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

2008 Growth by Region
Region Adj. for Currency
U.S. 2,850.8 $      6% 6%
Canada 396.4 16% 6%
EMEA 1,319.0 25% 13%
Asia Pacific 717.2 22% 16%
Latin America 414.4 25% 14%
TOTAL 5,697.8 $      14% 9%
Sales As Reported
Reported Increase vs. 2007

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

• First long term maturity is in 2017
• A-1, P-1 commercial paper rating
• 90% of debt is at fixed interest rates
Capital Structure
$100
$250 $250 $250
$200
CP 2017 2028 2037 2098
Maturities
At 9/30/08
6.70% 6.25% 5.20% 5.65%
Debt / Capital
At 9/30/08
($ millions)
37%
Total Debt
63%
Shareowners’
Equity
Strong Balance Sheet / Solid Liquidity
• Debt/Capital 37%
• Net Debt/Capital 20%
• Debt/EBITDA 1.0X
• EBITDA/Interest Expense 15X
• Dividends as % of FCF 37%

World
Advanced Economies
Developing Economies
10
8
6
4
2
0
2005
2006
2007
2008E
2009F

World
Advanced Economies
Developing Economies
14
12
10
8
6
4
2
0
2005
2006
2007
2008E
2009F

World
Advanced Economies
Developing Economies
30
25
20
15
10
5
0
2005
2006
2007
2008E
2009F

World
Advanced Economies
Developing Economies
65
60
55
50
45
40
2005
2006
2007
2008

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Global Environment
Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

FY09 will be a More Challenging Year
Y/Y Change (%)
Y/Y Change (%)
Y/Y Change (%)
Index
Source: IMF World Economic Outlook (October 2008).
Note: Regional aggregates compiled by Rockwell Automation based on Global Insight data.
Source: Global Insight World Industry Service (October 2008).
>50 Expansion
<50 contraction
Note: Regional aggregates compiled by Rockwell Automation based on Global Insight data.
Source: Global Insight World Industry Service (October 2008).
Note: Regional aggregates compiled by Rockwell Automation.
Source: The Markit Group; JPMorgan Chase; Bloomberg; Global Insight.
Real GDP
Real GDP
Industrial Production
Industrial Production
Nominal Cap Ex -
Nominal Cap Ex -
Mfg
Mfg
Global Manufacturing PMI
Global Manufacturing PMI

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

2009  Headwinds/Tailwinds
Headwinds
Tailwinds
•
Credit market environment
•
Global economic slowdown
•
Currency
•
Business mix
•
Currency
•
Inflation
•
Emerging market growth
•
Productivity
•
Q4 restructuring
•
Share count

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

2009 Guidance
Note:  As of November 11, 2008
Revenue Growth
Excluding Currency Translation
Currency Translation
Segment Operating Margin
(1)
Diluted EPS
(1)
Free Cash Flow
(2)
(1)
2008 results exclude the impact of special charges
(2)
2009 includes cash outflow related to the Q4 FY08 restructuring charges
2008 Results 2009 Outlook
$3.10 to $3.60 $4.11
- 1% to - 5% 9%
5%
18%
- 5%
15.0% to 16.5%
$458.3M ~90% of Net Income

Copyright © 2008 Rockwell Automation, Inc. All rights reserved. Appendix Reconciliation to Non- GAAP Measures

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Revenue Growth Excluding Currency
($ in millions) 2007
Sales
Effect of Excluding
Changes in Changes in
Sales(a) Currency Currency(b) Sales(c)
United States 730.7 $    (0.2) $          730.5 $         709.9 $      3% 3%
Canada 99.8 (0.3) 99.5 96.4 4% 3%
Europe, Middle East, Africa 338.2 (21.6) 316.6 292.2 16% 8%
Asia-Pacific 198.8 (1.7) 197.1 168.1 18% 17%
Latin America 116.8 (9.6) 107.2 103.9 12% 3%
Total 1,484.3 $ (33.4) $        1,450.9 $      1,370.5 $   8% 6%
2007
Sales
Effect of Excluding
Changes in Changes in
Sales(a) Currency Currency(b) Sales(c)
United States 2,850.8 $ (7.8) $          2,843.0 $      2,687.0 $   6% 6%
Canada 396.4 (35.3) 361.1 341.1 16% 6%
Europe, Middle East, Africa 1,319.0 (127.9) 1,191.1 1,054.2 25% 13%
Asia-Pacific 717.2 (32.2) 685.0 588.8 22% 16%
Latin America 414.4 (33.9) 380.5 332.8 25% 14%
Total 5,697.8 $ (237.1) $      5,460.7 $      5,003.9 $   14% 9%
2008
Revenue Growth
x-currency(b)/(c)
Revenue Growth
(a)/(c)
Revenue Growth
(a)/(c)
Revenue Growth
x-currency(b)/(c)
Three Months Ended September 30,
2008
Twelve Months Ended September 30,
Reconciliation to Non-GAAP Measures

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Reconciliation to Non-GAAP Measures cont’d
Earnings Per Share from Continuing Operations Excluding Special Charges ($ in millions except per share amounts)
Quarter Ended
September 30,
2008 2008 2007 2006 2005 2004
Income from continuing operations 125.6 $   577.6 $   569.3 $   529.3 $   447.7 $   316.1 $
Special charges, net of tax 30.4 30.4 27.7 - - -
Gain on sale of investment, net of tax - - - (12.0) - -
Income from continuing operations excluding special items 156.0 $   608.0 $   597.0 $   517.3 $   447.7 $   316.1 $
Diluted Earnings Per Share (EPS)
EPS from continuing operations 0.87 $     3.90 $     3.53 $     2.94 $     2.39 $     1.65 $
Special charges, net of tax 0.21 0.21 0.17 - - -
Gain on sale of investment, net of tax - - - (0.07) - -
EPS from continuing operations excluding special items 1.08
$
4.11 $     3.70 $     2.87 $     2.39 $     1.65 $
Average diluted shares 145.1 148.2 161.2 179.9 187.2 191.1
Quarter Ended Year Ended
September 30, September 30,
2008 2008
Cash provided by continuing operating activities 244.5 $   596.8 $
Capital expenditures of continuing operations (48.2) (151.0)
Tax payments related to the gain on divestiture
of Power Systems 0.2 7.9
Excess income tax benefit from the exercise
of stock options 0.7 4.6
Free cash flow 197.2 $   458.3 $
Free Cash Flow ($ in millions)
Twelve Months Ended September 30,

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

Reconciliation to Non-GAAP Measures cont’d
Return On Invested Capital ($ in millions)
2008 2007 2006 2005 2004
(a) Return
Income from continuing operations before accounting change 577.6 $   569.3 $   529.3 $   447.7 $   316.1 $
Income from Power Systems discontinued operating activities - 42.3 98.8 70.7 38.0
Interest expense (1) 68.2 63.8 58.4 45.8 41.7
Income tax provision (1) 231.3 246.6 263.3 218.6 84.0
Purchase accounting depreciation and amortization (1) 24.2 16.9 13.3 14.7 27.3
Special charges 46.7 43.5 - - -
Gain on sale of investment - - (19.9) - -
Return 948.0 982.4 943.2 797.5 507.1
(b) Average Invested Capital
Short-term debt 325.1 404.0 115.6 0.4 3.6
Long-term debt 804.5 544.3 746.9 752.2 760.0
Shareowners' equity 1,798.5 1,959.9 1,691.9 1,870.1 1,689.2
Impairments of goodwill and intangibles - 43.2 108.0 108.0 108.0
Accumulated amortization of goodwill and intangibles 619.0 632.5 682.5 659.7 645.4
Cash and cash equivalents (728.0) (678.8) (353.2) (471.7) (339.8)
Average invested capital 2,819.1 2,905.1 2,991.7 2,918.7 2,866.4
(c) Adjusted Effective Tax Rate
Income tax provision (1) 231.3 246.6 263.3 218.6 84.0
Separately reported tax items in continuing operations - - - 19.7 46.3
Income tax provision before separately reported tax items 231.3 246.6 263.3 238.3 130.3
Income from continuing operations and discontinued operating
activities before income taxes 808.9 $   858.2 $   891.4 $   737.0 $   438.1 $
Adjusted effective tax rate 28.6% 28.7% 29.5% 32.3% 29.7%
(a) / (b) * (1-c) Return On Invested Capital 24.0% 24.1% 22.2% 18.5% 12.4%
(1)  Includes amounts related to both continuing and discontinued operations.
Twelve Months Ended September 30,

Copyright © 2008 Rockwell Automation, Inc. All rights reserved.

The following is a reconciliation of revenue growth excluding changes in currency to revenue growth for our fiscal year 2008 results and our fiscal year 2009 outlook.
Revenue growth excluding changes in currency 9% - 1% to - 5%
Currency translation 5% - 5%
Revenue growth 14% - 6% to - 10%
Fiscal Year 2009
Outlook
Fiscal Year 2008 Results
As Compared To
Fiscal Year 2007 Results
Reconciliation to Non-GAAP Measures cont’d
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
($ in millions)
Twelve Months
Ended
September 30,
2008
Income from continuing operations 577.6 $
Interest expense 68.2
Provision for income taxes 231.3
Depreciation and amortization 136.5
EBITDA 1,013.6 $